UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 6, 2006 (September 1, 2006)
World Air Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26582	20-2121036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia		30269

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 770-632-8322
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.4 FORM OF EXECUTIVE EMPLOYMENT AGREEMENT

Item 9.01 Financial Statements and Exhibits.
World Air Holdings, Inc., a Delaware corporation (the “Registrant”), hereby amends its Current Report on Form 8-K, filed with the Commission on September 5, 2006 (the “Original Filing”), by replacing Exhibit 10.4 to the Original Filing with Exhibit 10.4 filed herewith, which supersedes in its entirety Exhibit 10.4 to the Original Filing.

Exhibit Number	Description
10.4	Form of Executive Employment Agreement between Registrant and Charles H.J. Addison

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC.
By:	/s/ Michael W. Towe
Name:	Michael W. Towe
Title:	Chief Financial Officer

Dated: September 6, 2006